Investor Presentation November, 2024 Exhibit 99.1

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 2 Our Company EBC Boston, MA Nasdaq Headquarters 1818 2020 Founded IPO 109 5 Branches Wealth Management Offices $3.7 billion $25.5 billion Market Cap Total Assets Financial data as of 9/30/2024, market data as of 11/6/2024; 1FDIC Summary of Deposits Survey as of 6/30/2024, bank-level data • Banking subsidiary: Eastern Bank • #1 independent Boston-based bank by deposits1 • Total loans: $18.1 billion; Total deposits: $21.2 billion • Wealth management division: Cambridge Trust Wealth Management • #1 bank-owned investment advisor in Massachusetts by assets under management ("AUM") • Total AUM: $8.4 billion Branch footprintCompany profile

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 3 Boston MSA Deposit Market Share1 $88.8 $58.6 $25.1 $20.8 $17.8 $16.8 $11.4 $5.6 $5.4 $5.3 $4.6 $4.6 $4.0 $3.9 $3.9 $3.7 $3.5 $3.2 $3.1 Bank of America Citizens Santander TD Rockland Trust Cambridge Savings Salem Five M&T Middlesex Brookline Bank JPMorgan Chase Needham Leader Enterprise HarborOne Inst. for Savings $ in billions 1FDIC Summary of Deposits Survey as of 6/30/2024, bank-level data. 2Banks not publicly traded. Bank Name Bank Asset Size Boston MSA Deposits Percent of Total Deposits in Boston MSA Bank of America $ 2,550.6 $ 88.8 4.7 % Citizens 219.6 58.6 32.6 % Santander 100.6 25.1 33.3 % Eastern/Cambridge 26.4 20.8 95.7 % TD 370.3 17.8 6.1 % Eastern 21.0 16.8 95.0 % Rockland Trust 19.4 11.4 73.4 % Cambridge Savings2 7.1 5.6 100.0 % Salem Five2 7.5 5.4 100.0 % M&T 208.4 5.3 3.2 % Middlesex2 6.0 4.6 90.6 % Brookline Bank 6.4 4.6 100.0 % Cambridge 5.3 4.0 98.8 % JPMorgan Chase 3,510.5 3.9 0.2 % Needham 4.7 3.9 100.0 % Leader2 4.6 3.7 100.0 % Enterprise 4.8 3.5 82.1 % HarborOne 5.8 3.2 70.9 % Inst. for Savings2 5.2 3.1 100.0 % Deposit Market Share • #1 independent Boston-based bank by deposits • Greater Boston focused with >95% of deposits in Boston MSA

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 4 Cambridge Trust Wealth Management † Financial Planning † Investment Management † Trusts & Estates † Philanthropic & Charitable Giving † Cash Management † Tax Strategies AUM at 9/30/2024 $8.4 billion Fees in Q3 2024 $14.9 million Fees as a % of total non- interest income 44% AUM fees as a % of AUM1 75 bps Key metrics Q3 2024 • Scalable fee income business: #1 bank-owned investment advisor in Massachusetts • Comprehensive relationship-based platform: Offers high-touch full-service solutions to clients in affluent markets of Greater Boston, as well as New Hampshire and Connecticut • Successfully completed wealth management system integration in September Full suite of products & services Retained the prominent Cambridge Trust brand for wealth management and private banking offerings Wealth management office footprint 1Spot fee ratio, calculated as AUM fees in September divided by AUM at 9/30/2024, presented on an annualized basis

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 5 Cambridge merger financials Metric Announcement September 2023 Actual Results & Updated Expectations Comments Consideration Deal value $528 $581 • Total merger consideration based on $14.87 EBC closing price on 7/12/24, versus $13.41 at announcement Shares issued (mm) 39.4 38.9 • Each CATC share exchanged for 4.956 shares of EBC Earnings One-time charges $70 $42 • One-time merger charges totaled $42 million with an additional $12 million paid by Cambridge prior to close Annual cost saves 34% / $37 ~38% / $40 • ~$40 million annualized cost saves will be achieved by year-end 2024, ahead of original estimates of $37 million EPS Accretion 20%+ ~25% • EPS accretion supported by fair value mark accretion that aligns with original estimates and cost saves above original projections Capital TBVPS* $10.16 $12.17 • TBVPS supported by greater than anticipated EBC AOCI accretion since announcement, retained earnings and lower total intangibles TCE / TA* 8.4% 10.7% • TCE ratio supported by the above factors impacting TBVPS and lower assets due to sale of Cambridge investment portfolio and payoff of wholesale funding $ millions *Non-GAAP Financial Measure. Please refer to Appendices A-D for the applicable reconciliation

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 6 Purchase accounting adjustments $ in millions Estimates at Announcement Actual or Estimates at Close September 19, 2023 July 12, 2024 Fair value marks Loans $(413) $(250) Securities (AFS and HTM) (172) (159) Time deposits (8) (2) Borrowings (2) — Credit mark Non-PCD loans (31) (33) PCD loans1 (13) (56) CECL Reserves Reserve on non-PCD loans (31) (41) Intangible assets Core deposits 152 115 Wealth management 32 26 • Reduction in fair value marks was due to modestly lower market interest rates at close and refining valuation model assumptions post announcement, leading to less TBV dilution • Increase in purchased credit deteriorated ("PCD") loan credit mark was due to higher estimated credit losses on investor office loans at close than at deal announcement in September 20231 • Reduction in core deposit intangibles ("CDI") was primarily due to lower alternative cost of funds at close • Liquidated all Cambridge's securities at close and used proceeds to eliminate Cambridge's wholesale funding 1PCD loan credit mark is not accreted back into earnings; See slides 19 for details on PCD loans

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 7 CT Purchase accounting projections1 Actuals Projected $ in thousands 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 4Q26 Thereafter Accretion of loan marks 11,008 13,000 13,000 13,000 12,000 11,000 10,000 10,000 10,000 9,000 170,873 Accretion of CD mark (172) (206) (157) (157) (157) (157) (86) (86) (86) (86) (240) Net NII Impact 10,836 12,794 12,843 12,843 11,843 10,843 9,914 9,914 9,914 8,914 170,633 Amortization of CDI (4,662) (5,595) (6,203) (6,203) (6,203) (6,203) (5,927) (5,927) (5,927) (5,927) (56,225) Amort. of wealth intangibles (1,043) (1,252) (1,101) (1,101) (1,101) (1,101) (935) (935) (935) (935) (15,762) Total pre-tax income impact 5,131 5,947 5,539 5,539 4,539 3,539 3,052 3,052 3,052 2,052 98,647 • Estimated accretion schedule of loan discounts based on anticipated contractual and prepayment cash flows assuming forward curve. 1Includes purchase accounting only from Cambridge Bancorp merger. Eastern acquired Century Bancorp on November 12, 2021 and has approximately $12.5 million in remaining loan discounts not yet accreted and $7 million in remaining CDI as of September 30, 2024 not reflected in schedule above.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 8 Q3 2024 financial highlights Income Statement • Net loss of $6.2 million, included the initial provision on non-purchased credit deteriorated ("non-PCD") loans* of $40.9 million and merger-related charges* of $30.5 million; Operating net income* of $49.7 million, or $0.25 per diluted share • Net interest margin on a FTE basis*1 increased 0.33% to 2.97%, including net discount accretion from the Cambridge merger of 0.18% • Trust and investment advisory fees increased $8.2 million, or 122%, from the prior quarter to $14.9 million Balance Sheet2 • Added approximately $3.7 billion in loans and $3.9 billion in deposits from Cambridge Capital • Tangible book value per share ("TBVPS")* decreased to $12.17 • Board approved a 9% quarterly dividend increase to $0.12 per share • Repurchased 836,399 shares at $15.08, for a total cost of $12.6 million Asset Quality • Non-performing loans ("NPLs") increased by $84.7 million to $124.5 million, or 0.70% of total loans, due primarily to PCD loans acquired from Cambridge that were thoroughly assessed by the Credit teams and adequately reserved • Net charge-offs ("NCOs")1 were 0.12% of average total loans, compared to net recoveries1 of 0.02% in the prior quarter Key Metrics Highlights $0.12 per share Dividend declared $49.7 million Operating net income* $(6.2) million Net loss $(0.03) $0.25 Diluted EPS Diluted operating EPS* $17.09 $12.17 BV/Share TBV/Share* 2.97% 1.82% NIM*1 Total deposit cost1 0.49% 0.12% NPAs / total assets NCOs / avg. loans1 *Non-GAAP Financial Measure. Please refer to Appendices A-D for applicable reconciliation. 1Presented on an annualized basis. 2Presented at fair value.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 9 $ in millions, except per share amounts Q3 2024 Q2 2024 Q1 2024 Q4 2023 Q3 2023 Net interest income $ 169.9 $ 128.6 $ 129.9 $ 133.3 $ 137.2 Noninterest income 33.5 25.3 27.7 26.7 19.2 Total revenue 203.4 153.9 157.6 160.0 156.4 Noninterest expense 159.8 109.9 101.2 121.0 101.7 Pre-tax, pre-provision income 43.6 44.1 56.4 39.0 54.6 Provision for allowance for loan losses 47.0 6.1 7.5 5.2 7.3 Pre-tax (loss) income (3.4) 38.0 48.9 33.8 47.3 Income tax expense (benefit) 2.8 11.7 10.3 2.3 (16.2) Net (loss) income from continuing operations (6.2) 26.3 38.6 31.5 63.5 Net income (loss) from discontinued operations — — — 287.0 (4.4) Net income $ (6.2) $ 26.3 $ 38.6 $ 318.5 $ 59.1 Operating net income* $ 49.7 $ 36.5 $ 38.1 $ 16.9 $ 52.1 EPS $ (0.03) $ 0.16 $ 0.24 $ 1.95 $ 0.36 Continuing operations $ (0.03) $ 0.16 $ 0.24 $ 0.19 $ 0.39 Discontinued operations $ — $ — $ — $ 1.76 $ (0.03) Operating EPS* $ 0.25 $ 0.22 $ 0.23 $ 0.10 $ 0.32 ROA 1 (0.10) % 0.50% 0.74% 0.59% 1.18 % Operating ROA*1 0.79% 0.70% 0.72% 0.31% 0.97 % Efficiency ratio 78.5% 71.3% 64.2% 75.6% 65.1 % Operating efficiency ratio*2 60.1% 63.7% 61.6% 73.3% 60.5% *Non-GAAP Financial Measure. Please refer to Appendices A-D for applicable reconciliation. 1Presented on an annualized basis. 2Excludes amortization of intangible assets, in addition to non- GAAP adjustments made to operating net income. Income statement • Net loss was $6.2 million and operating net income* was $49.7 million • Net interest income was $169.9 million, $41.2 million higher than the prior quarter • Noninterest income was $33.5 million and $32.9 million on an operating* basis • Noninterest expense was $159.8 million and $130.9 million on an operating* basis • Provision for loan losses was $47.0 million, including a $40.9 million initial provision on non-PCD loans acquired from Cambridge

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 10$ in millions. *Non-GAAP Financial Measure. Please refer to Appendices A-D for applicable reconciliation. 1Presented on a fully tax equivalent ("FTE") basis. 2CT net discount accretion impact on FTE net interest margin of 0.18% in Q3 2024. Net interest margin trends QoQ changes in FTE net interest income and margin* Q3 2024 Q2 2024 Change Avg. Balance Cost Avg. Balance Cost Avg. Balance Cost Savings $ 1,647 0.37% $ 1,260 0.01% $ 387 0.36 % DDAWI 4,548 1.17% 3,740 0.95% 808 0.22 % MMDA 5,632 2.83% 4,976 2.75% 656 0.08 % CD 3,365 4.77% 2,933 4.88% 432 (0.11) % Total I.B. deposits 15,192 2.50% 12,908 2.45% 2,284 0.05 % Borrowings 89 3.69% 50 2.06% 39 1.63 % Total I.B. liab. 15,281 2.50% 12,958 2.44% 2,323 0.06 % DDA 5,666 4,843 823 Total deposits 20,858 1.82% 17,751 1.78% 3,107 0.04 % Funding sources Q3 2024 Q2 2024 Change Avg. Balance Yield1 Avg. Balance Yield1 Avg. Balance Yield1 Commercial loans $ 11,936 5.59% $ 10,104 5.11% $ 1,832 0.48 % Residential loans 3,772 4.27% 2,564 3.81% 1,208 0.46 % Consumer loans 1,568 6.86% 1,447 6.66% 121 0.20 % Total loans 17,277 5.42% 14,114 5.03% 3,163 0.39 % Securities 5,323 1.81% 5,429 1.82% (106) (0.01) % Cash 833 5.41% 787 5.47% 46 (0.06) % Total I.E. assets 23,433 4.60% 20,330 4.19% 3,103 0.41 % Earning assets $141.6 $137.8 $134.4 $133.2 $174.6 2.77% 2.69% 2.68% 2.64% 2.97% NII - FTE* NIM - FTE* Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 FTE net interest income and margin trend* $133.2 $47.5 $0.3 $(17.3) $10.8 $174.6 2.64% 2.97% Q2 2024 Loans Inv. & cash Deposits & borrowings CT net accretion (2) Q3 2024

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 11 Noninterest income1 Noninterest income $19.2 $26.7 $27.7 $25.3 $33.5 $20.7 $21.8 $23.4 $31.1 $32.9 Noninterest income Operating noninterest income* Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $ in millions. *Non-GAAP Financial Measure. Please refer to Appendices A-D for applicable reconciliation. 1Excludes discontinued operations. Q3 2024 Q2 2024 Q3 2023 QoQ YoY Trust and investment advisory fees 14.9 6.7 6.2 8.2 8.7 Service charges on deposit accounts 8.1 7.9 7.4 0.2 0.7 Debit card processing fees 3.8 3.5 3.4 0.3 0.4 Customer swap income 0.6 0.4 1.7 0.1 (1.1) Income from investments held in rabbi trusts 3.6 1.8 (1.5) 1.8 5.1 Losses on sale of available for sale securities — (7.6) — 7.6 — Other1 2.5 12.6 2.0 (10.1) 0.5 Total noninterest income $ 33.5 $ 25.3 $ 19.2 $ 8.2 $ 14.3 Total operating noninterest income* $ 32.9 $ 31.1 $ 20.7 $ 1.8 $ 12.2 • Total noninterest income was $33.5 million • Total operating noninterest income* was $32.9 million, an increase of $1.8 million linked quarter: • Increase in trust and investment advisory fees of $8.2 million due primarily to increased AUM from Cambridge • $0.5 million increase in service charges on deposit accounts and debit card processing fees • Prior quarter included early termination payment of $7.8 million received from withdrawal of a $100 million deposit contract

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 12 $101.7 $121.0 $101.2 $109.9 $159.8 $98.7 $117.4 $97.6 $105.3 $130.9 Noninterest expense Operating noninterest expense* Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Noninterest expense1 Noninterest expense $ in millions. *Non-GAAP Financial Measure. Please refer to Appendices A-D for applicable reconciliation. 1Excludes discontinued operations. • Noninterest expense was $159.8 million • Operating noninterest expense was $130.9 million, an increase of $25.6 million linked quarter, due primarily to the merger: • $15.4 million increase in operating salaries and benefits • $5.7 million increase in amortization of core deposit and wealth management intangible assets • $2.4 million increase in operating portion of data processing • $1.7 million increase in occupancy and equipment, driven by the addition of leases and depreciation of acquired fixed assets • $1.3 million decrease in FDIC insurance as prior quarter had a $1.9 million special assessment Q3 2024 Q2 2024 Q3 2023 QoQ YoY Salaries and employee benefits 93.8 65.2 60.9 28.5 32.9 Data processing 19.5 18.0 13.4 1.5 6.1 Office occupancy and equipment 14.5 10.1 8.6 4.4 5.8 Professional services 9.0 4.3 7.1 4.7 1.9 FDIC Insurance 3.2 4.5 2.8 (1.3) 0.4 Amortization of intangible assets 6.2 0.5 0.5 5.7 5.7 All other 13.6 7.3 8.3 6.3 5.3 Total noninterest expense $ 159.8 $ 109.9 $ 101.6 $ 49.9 $ 58.2 Total operating noninterest expense* $ 130.9 $ 105.3 $ 98.7 $ 25.6 $ 32.2

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 13 • Deposits increased $3.7 billion, or 21% from the prior quarter • Loans increased $3.9 billion, or 28% from the prior quarter • Essentially no wholesale funding at September 30, 2024 • Cash and equivalents increased by $138.6 million • Investments increased $56.3 million, driven by improvement in the market value of AFS securities of $163.2 million, partially offset by principal runoff of $106.9 million Balance sheet $ in billions. $17.4 $17.6 $17.7 $17.5 $21.2 9/23 12/23 3/24 6/24 9/24 Total loans $13.9 $14.0 $14.1 $14.1 $18.1 9/23 12/23 3/24 6/24 9/24 Borrowings & brokered deposits $1.11 $0.10 $0.05 $0.05 $0.07 9/23 12/23 3/24 6/24 9/24 Cash & investments $5.3 $5.6 $5.5 $5.3 $5.5 $4.7 $4.9 $4.7 $4.5 $4.6 Investments Cash 9/23 12/23 3/24 6/24 9/24 Deposits

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 14 • Deposits increased $3.7 billion, or 21.0% linked quarter • Excluding merger impact, deposits decreased $195 million, or 0.9% due primarily to seasonal declines in municipal deposits, partially offset by an increase in time deposits • 49% of deposits are checking, in line with prior quarter • Total deposit cost was 1.82% in Q3, compared to 1.78% in Q2 Funding betas & cost Cost of depositsHigh quality deposit portfolio 1.33% 1.51% 1.66% 1.78% 1.82% 1.89% 2.14% 2.32% 2.45% 2.50% Interest-bearing deposit cost Total deposit cost Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Deposits 1Cycle beta calculated as the change in monthly average total interest-bearing liabilities cost in each respective month, divided by the respective change in the average monthly upper bound of the Federal Funds target range during the same period. 39% 40% 39% 41% 41% 42% 43% 43% 45% 45% 45% 46% 48% 2.15% 2.22% 2.13% 2.23% 2.27% 2.31% 2.37% 2.38% 2.48% 2.47% 2.48% 2.52% 2.51% Cycle beta (1) Total I.B. liabilities cost Sep- 23 Oct- 23 Nov- 23 Dec- 23 Jan- 24 Feb- 24 Mar- 24 Apr- 24 May- 24 Jun- 24 Jul- 24 Aug- 24 Sep- 24 51% 51% 49% 48% 49% 27% 27% 27% 29% 26% 8% 8% 7% 7% 8% 14% 15% 16% 17% 17% CD Sav MMDA Checking Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 15 • Linked quarter loans increased $3.9 billion, or 28% • Commercial loans increased $2.3 billion, or 23% • Residential loans increased $1.5 billion, or 59% • Consumer loans increased $131 million, or 9% • As of September 30, 2024, expect loan repricing and principal cash flows of $3.6 billion, or 20% of loans, within one month Loan composition Commercial composition $13,919 $13,973 $14,089 $14,146 $18,064 9,955 9,964 10,093 10,080 12,350 2,551 2,565 2,544 2,563 4,081 1,414 1,444 1,452 1,503 1,634 Total commercial Residential real estate Total Consumer Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Historical loan composition 27% 58% 4% 11% Commercial and industrial Commercial real estate Commercial construction Business banking $ in millions.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 16 Securities portfolio Investment composition as of September 30, 20241Portfolio trends1 63% 28% 3% 2%4% Agency RMBS Agency CMBS Agency bonds Treasuries Munis $ in billions. 1Includes both AFS and HTM portfolios represented at amortized cost. $5.7 $5.6 $5.5 $5.3 $5.2 $5.3 $5.2 $5.1 $4.9 $4.8 $0.5 $0.4 $0.4 $0.4 $0.4 AFS securities HTM securities Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 • High quality portfolio with 96% in US Agency securities and Treasury bonds • Portfolio yield of 1.81% in Q3 2024 • The AFS unrealized loss was $491 million after tax • Annual cash flows are expected to be $360-$420 million

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 17 Capital Regulatory capital ratios as of September 30, 20241 *Non-GAAP Financial Measure. Please refer to Appendices A-D for applicable reconciliation. 1Capital threshold refers to the regulatory minimum to be categorized as "Well capitalized" based on the Federal Agencies' Prompt Corrective Action ("PCA") provisions. 12.6% 15.5% 15.5% 16.6% 5.0% 6.5% 8.0% 10.0% Capital Threshold Excess capital Tier 1 Leverage CET1 Tier 1 Capital Total Capital Capital metrics 9/30/2024 6/30/2024 9/30/2023 Tier 1 leverage ratio 12.6% 14.2% 12.3% Common equity tier 1 ("CET1") capital ratio 15.5% 18.6% 16.0% Tier 1 capital ratio 15.5% 18.6% 16.0% Total risk-based capital ("RBC") ratio 16.6% 19.6% 17.0% Tangible common equity ratio* 10.7% 11.7% 8.7% Tangible book value per share* $12.17 $13.60 $10.14 18.6% (2.7)% (0.4)% 15.5% (3.5)% 12.0% 11.8% Q2 2024 Day 1 merger impact Other Q3 2024 Excess capital Medium- term CET1 target KRX bank median (2024Q2) ~$500mm+ Drivers of QoQ Changes in CET1 Ratio1 • The Cambridge merger was a strategic redeployment of capital from the sale of insurance operations in Q4 2023 • Stronger earnings capacity and discount accretion anticipated to benefit capital • Continue to be thoughtful and opportunistic in capital management: • Board approved a $0.01 or 9% increase in dividend • Repurchased $12.6 million in shares at $15.08 during the quarter • Medium-term CET1 target of ~12%

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 18 Allowance for Loan Losses $156,146 $55,830 $40,899 $6,084 $(5,138) $253,821 1.11% 1.43% June 30, 2024 Day 1 ALLL Gross-up on PCD Day 2 Provision on non- PCD 3Q 2024 Provision for loan losses 3Q 2024 Net Charge- offs September 30, 2024 • The allowance increased from 1.11% to 1.43% of total loans • Recorded $55.8 million in day 1 Cambridge PCD reserves via a gross up of the allowance through goodwill • Provision totaled $47.0 million: • Cambridge non-PCD day 2 reserves of $40.9 million • $6.1 million of quarterly provision • Net charge-offs were $5.1 million $ in thousands.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 19 Acquired PCD Loans1 PCD loan balances and credit marks $ million 1As of 9/30/2024 unless otherwise noted. 2Unpaid principal balance. 3As of 7/12/2024. Total Acquired Loan Balance2 3 PCD Loan Balance PCD Loans / Total Loans Total Credit Mark3 Total Credit Mark / PCD Loan Balance Commercial Real Estate $ 1,692.7 $ 203.7 12% $ 45.7 22 % Commercial and Industrial 339.6 70.6 21% 6.6 9 % Residential Real Estate 1,528.5 48.8 3% 2.9 6 % Business Banking 120.5 15.4 13% 0.6 4 % Commercial Construction 141.4 5.0 4% 0.0 — % Consumer Home Equity 87.8 6.8 8% 0.0 — % Other Consumer 24.2 3.0 12% 0.0 — % Total $ 3,934.7 $ 353.2 9% $ 55.8 16% • Thorough credit assessment was completed by Credit teams; high degree of confidence that fair values are appropriate • PCD loans totaled $353.2 million or 9% of acquired loans3 • PCD loan credit mark3 of $55.8 million, or 16% of PCD loan balances, with $45.7 million in CRE • Higher than announced credit marks due to deterioration in office market since announcement • Remaining interest rate mark on PCD loans of $25.3 million at 9/30/2024 will be accreted through earnings

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 20 CRE exposure1 $ in millions. 1CRE exposure excludes Construction and Business Banking except for the NOO CRE to total RBC ratio. 2Includes affordable housing.. 3Non-performing CRE loans as a percentage of total CRE loans. CRE composition as of September 30, 2024 • CRE portfolio of $7.2 billion, or 40% of total loans • Non-owner occupied ("NOO") CRE to total risk-based capital ("RBC") ratio of 199% • Composed of diversified property types • Multi-family2 is the largest segment, representing 41% of total CRE and has had no charge-offs in the past 10+ years • Weighted average LTV at origination in low- to mid-50%s indicating low and manageable credit risk • 90% of properties are in MA or NH; 98% are in New England; 100% of education loans are in New England • NPL ratio3 of 1.3%, compared to 0.4% in prior quarter. The increase in Q3 2024 was driven primarily by acquired CRE PCD loans. • 90% of loans mature in 2026 or later • See slide 21 for CRE office exposure Balance % of total CRE Average balance % in MA/ NH NPL% Multi-family² $ 2,951 41% $ 4.5 90% 0.2 % Office 1,033 14% 3.3 100% 7.5 % Retail 950 13% 2.8 86% 1.1 % Industrial/ Warehouse 740 10% 2.8 93% — % Education 322 4% 5.9 67% — % Self storage 223 3% 5.4 82% — % All others 956 13% 2.1 93% — % Total CRE $ 7,175 100.0% $ 3.4 90% 1.3 % CRE non-performing loans ("NPLs") and NPL ratio $26 $30 $37 $23 $25 $68 0.5% 0.6% 0.7% 0.4% 1.3% EB legacy Cambridge NPL (%) Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 21 CRE office exposure1 $ in millions. 1 CRE Office exposure excludes Construction and Business Banking. 2 Class A defined as high-rise institutional quality buildings in Boston/Cambridge. 3As a % of total CRE investor office loans. CRE office loan composition 9/30/24 6/30/24 Balance % of Total Loans Balance % of Total Loans Owner Occupied Office $ 132 1% $ 113 1 % Investor Office 901 5% 657 5 % Total CRE Office1 $ 1,033 6% $ 770 5 % Characteristics of CRE investor office loans • CRE investor office loans total $901 mm, or 5% of total loans • $256 million acquired from Cambridge Trust, all marked to fair value via purchase accounting adjustments • Weighted average LTV at origination of 52% • 39% medical or mixed-use office • 100% within our footprint and 71% in suburban areas • $178 mm criticized or classified, or 19.7% of total CRE investor office loans; $67 mm from Cambridge • Conservatively reserved $72 mm, or 8% of total CRE investor office, including specific reserves of $43 mm • Specific reserves of $37 mm, or 48% on CRE investor office NPLs of $76 mm • Thorough quarterly reviews by credit teams on the office portfolio • Maturities proactively managed; 1 NPL maturing in 4Q24, adequately reserved CRE investor office loans maturity schedule 8% 12% 9% 71% 2024 2025 2026 2027+ CRE investor office risk segment and location CRE investor office classification Balance Balance %3 Average balance % in Criticized & Classified3 % in NPL3 Class A2 $ 62 7% $ 15.6 4.5% — % Class B/C 839 93% 4.0 15.3% 8.5 % Total $ 901 100% $ 4.2 19.7% 8.5 % MA suburban 62% Boston/ Cambridge 29% NH 9% 4Q24 1Q25 2Q25 Accruing $ 50 $ 4 $ 74 Non-accrual 11 — — Total $ 61 $ 4 $ 74 Office 61% Mixed Use Office 28% Medical Office 11% $901 $901

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 22 Net charge-offs ("NCOs") / Avg. loans1 Non-performing loans ("NPLs") and NPL ratio 0.00% 0.32% 0.21% (0.02)% 0.12% Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Asset quality $ in millions. 1Presented on an annualized basis. • NPLs increased from $39.8 million to $124.5 million; NPL ratio increased from 0.28% to 0.70% of total loans, driven primarily by the non-accrual status designation of loans acquired from Cambridge • Net charge-offs were $5.1 million in the third quarter, or 0.12%1 of average total loans compared to net recoveries of 0.02%1 in the prior quarter • Q3 provision of $47.0 million included a $40.9 million initial provision on non-PCD loans. Remaining provision primarily associated with individual reserves on legacy Eastern CRE loans • Allowance for loan losses was $253.8 million, or 1.43% of total loans, compared to $156.1 million, or 1.11% in Q2. Increase was driven by initial allowance on PCD loans of $55.8 million and allowance established via initial provision on non-PCD loans of $40.9 million, both related to Cambridge $48 $53 $57 $40 $45 $79 0.34% 0.38% 0.41% 0.28% 0.70% EB Standalone Cambridge NPL ratio (%) Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 23 Outlook for 2024 Q4 Category Management's outlook Loan and deposit growth • Anticipate stable loan balances • Expect low single digit deposit declines due to seasonal outflows and mid- November maturity of $185 million deposit acquired from Century Bank1 Net interest margin • Net interest income expected to be $175 - $180 million • FTE net interest margin expected to be 3.00% - 3.05% Noninterest income • Operating noninterest income expected to be in the range $33 - $34 million Noninterest expense • Operating noninterest expense of $130 - $132 million in Q4, with cost saves fully achieved (includes intangible amortization of ~$7 million) • Anticipate $2-$3 million in non-operating M&A expenses Tax rate • Tax rate expected to be 22% - 23% 1There are no remaining acquired omnibus deposits following the November maturity.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 24 *Denotes a non-GAAP financial measure used in the press release. A non-GAAP financial measure is defined as a numerical measure of the Company’s historical or future financial performance, financial position or cash flows that excludes (or includes) amounts, or is subject to adjustments that have the effect of excluding (or including) amounts that are included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”) in the Company’s statement of income, balance sheet or statement of cash flows (or equivalent statements). The Company presents non-GAAP financial measures, which management uses to evaluate the Company’s performance, and which exclude the effects of certain transactions that management believes are unrelated to its core business and are therefore not necessarily indicative of its current performance or financial position. Management believes excluding these items facilitates greater visibility for investors into the Company’s core business as well as underlying trends that may, to some extent, be obscured by inclusion of such items in the corresponding GAAP financial measures. Except as otherwise indicated, these non-GAAP financial measures presented in this press release exclude discontinued operations. There are items in the Company’s financial statements that impact its financial results, but which management believes are unrelated to the Company’s core business. Accordingly, the Company presents noninterest income on an operating basis, total operating revenue, noninterest expense on an operating basis, operating net income, operating earnings per share, operating return on average assets, operating return on average shareholders’ equity, operating return on average tangible shareholders’ equity (discussed further below), and the operating efficiency ratio. Each of these figures excludes the impact of such applicable items because management believes such exclusion can provide greater visibility into the Company’s core business and underlying trends. Such items that management does not consider to be core to the Company’s business include (i) income and expenses from investments held in rabbi trusts, (ii) gains and losses on sales of securities available for sale, net, (iii) gains and losses on the sale of other assets, (iv) rabbi trust employee benefits, (v) impairment charges on tax credit investments and associated tax credit benefits, (vi) other real estate owned (“OREO”) gains, (vii) merger and acquisition expenses, (viii) the non-cash pension settlement charge recognized related to the defined benefit plan, (ix) certain discrete tax items, and (x) net income from discontinued operations. Return on average tangible shareholders’ equity, operating return on average tangible shareholders’ equity as well as the operating efficiency ratio also further exclude the effect of amortization of intangible assets. The Company does not provide an outlook for its total noninterest income and total noninterest expense because each contains income or expense components, as applicable, such as income associated with rabbi trust accounts and rabbi trust employee benefit expense, which are market-driven, and over which the Company cannot exercise control. Accordingly, reconciliations of the Company’s outlook for its noninterest income on an operating basis and its noninterest expense on an operating basis to an outlook for total noninterest income and total noninterest expense are not provided. Management also presents tangible assets, tangible shareholders’ equity, average tangible shareholders’ equity, tangible book value per share, the ratio of tangible shareholders’ equity to tangible assets, return on average tangible shareholders’ equity, and operating return on average shareholders’ equity (discussed further above), each of which excludes the impact of goodwill and other intangible assets and in the case of tangible net income (loss), return on average tangible shareholders’ equity and operating return on average tangible shareholders’ equity excludes the after-tax impact of amortization of intangible assets, as management believes these financial measures provide investors with the ability to further assess the Company’s performance, identify trends in its core business and provide a comparison of its capital adequacy to other companies. The Company includes the tangible ratios because management believes that investors may find it useful to have access to the same analytical tools used by management to assess performance and identify trends. These non-GAAP financial measures presented in this press release should not be considered an alternative or substitute for financial results or measures determined in accordance with GAAP or as an indication of the Company’s cash flows from operating activities, a measure of its liquidity position or an indication of funds available for its cash needs. An item which management considers to be non-core and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular period. In addition, management’s methodology for calculating non-GAAP financial measures may differ from the methodologies employed by other banking companies to calculate the same or similar performance measures, and accordingly, the Company’s reported non-GAAP financial measures may not be comparable to the same or similar performance measures reported by other banking companies. Please refer to Appendices A-E for reconciliations of the Company's GAAP financial measures to the non-GAAP financial measures in this press release. Non-GAAP financial measures

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 25 Forward-looking statements This document contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. You can identify these statements from the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target”, “outlook” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements. Certain factors that could cause actual results to differ materially from expected results include; adverse developments in the level and direction of loan delinquencies and charge-offs and changes in estimates of the adequacy of the allowance for loan losses; increased competitive pressures; changes in interest rates and resulting changes in competitor or customer behavior, mix or costs of sources of funding, and deposit amounts and composition; risks associated with the Company’s implementation of the merger, including that revenue or expense synergies may not fully materialize for the Company in the timeframe expected or at all, or may be more costly to achieve; that following completion of the merger, Eastern’s business may not perform as expected due to transaction-related uncertainty or other factors; that Eastern is unable to successfully implement integration strategies; that Eastern’s expansion of services or capabilities resulting from the merger may be more challenging than anticipated; reputational risks and the reaction of customers to the transaction; the inability to implement onboarding plans and other consequences associated with mergers; the diversion of management time and Company resources on merger-related issues; and disruptions arising from transitions in management personnel; adverse national or regional economic conditions or conditions within the securities markets or banking sector; legislative and regulatory changes and related compliance costs that could adversely affect the business in which the Company and its subsidiaries, including Eastern Bank, are engaged, including the effect of, and changes in, monetary and fiscal policies and laws, such as the interest rate policies of the Board of Governors of the Federal Reserve System; market and monetary fluctuations, including inflationary or recessionary pressures, interest rate sensitivity, liquidity constraints, increased borrowing and funding costs, and fluctuations due to actual or anticipated changes to federal tax laws; the realizability of deferred tax assets; the Company’s ability to successfully implement its risk mitigation strategies; asset and credit quality deterioration, including adverse developments in local or regional real estate markets that decrease collateral values associated with existing loans; operational risks such as cybersecurity incidents, natural disasters, and pandemics, including COVID-19 and the failure of the Company to execute its planned share repurchases. For further discussion of such factors, please see the Company’s most recent Annual Report on Form 10-K and subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. You should not place undue reliance on forward-looking statements, which reflect the Company's expectations only as of the date of this press release. The Company does not undertake any obligation to update forward-looking statements.

Appendix

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 27 Appendix A: Reconciliation of non-GAAP earnings metrics (1 of 3) (1) As of and for the Three Months Ended (Unaudited, dollars in thousands, except per-share data) Sep 30, 2024 Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Net (loss) income from continuing operations (GAAP) $ (6,188) $ 26,331 $ 38,647 $ 31,509 $ 63,464 Add: Provision for non-PCD acquired loans 40,899 — — — — Noninterest income components: (Income) losses from investments held in rabbi trusts (3,591) (1,761) (4,318) (4,969) 1,523 Losses on sales of securities available for sale, net — 7,557 — — — Losses (gains) on sales of other assets 2,970 2 — — (2) Noninterest expense components: Rabbi trust employee benefit expense (income) 1,326 930 1,746 1,740 (586) Merger and acquisition expenses 27,577 3,684 1,816 1,865 3,630 Total impact of non-GAAP adjustments 69,181 10,412 (756) (1,364) 4,565 Less: net tax benefit (expense) associated with non-GAAP adjustments (2) 13,328 224 (190) 13,270 15,944 Non-GAAP adjustments, net of tax $ 55,853 $ 10,188 $ (566) $ (14,634) $ (11,379) Operating net income (non-GAAP) $ 49,665 $ 36,519 $ 38,081 $ 16,875 $ 52,085 Weighted average common shares outstanding during the period: Basic 196,700,222 163,145,255 162,863,540 162,571,066 162,370,469 Diluted 197,706,644 163,499,296 163,188,410 162,724,398 162,469,887 (Loss) earnings per share from continuing operations, basic: $ (0.03) $ 0.16 $ 0.24 $ 0.19 $ 0.39 (Loss) earnings per share from continuing operations, diluted: $ (0.03) $ 0.16 $ 0.24 $ 0.19 $ 0.39 Operating earnings per share, basic (non-GAAP) $ 0.25 $ 0.22 $ 0.23 $ 0.10 $ 0.32 Operating earnings per share, diluted (non-GAAP) $ 0.25 $ 0.22 $ 0.23 $ 0.10 $ 0.32 (1) Average assets, average goodwill and other intangibles, and average tangible shareholders' equity components for the three months ended Sep 30, 2023 and Dec 31, 2023 presented in this section include discontinued operations. (2) The net tax benefit (expense) associated with these items is generally determined by assessing whether each item is included or excluded from net taxable income and applying our combined statutory tax rate only to those items included in net taxable income. The net tax benefit for the three months ended December 31, 2023 was primarily due to the tax benefit from state tax strategies associated with the utilization of capital losses as a result of the sale of securities in the first quarter of 2023. Upon the sale of securities in the first quarter of 2023, we established a valuation allowance of $17.4 million, as it was determined at that time that it was not more-likely-than-not that the entirety of the deferred tax asset related to the loss on such securities would be realized. Included in that $17.4 million was $2.8 million in expected lost state tax benefits. Following the execution of the sale of our insurance agency business in October 2023 and the resulting capital gain, coupled with tax planning strategies, a state tax benefit of $13.6 million was realized on the security sale losses.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 28 Appendix A: Reconciliation of non-GAAP earnings metrics (2 of 3) (1) As of and for the Three Months Ended Sep 30, 2024 Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Return on average assets (3) (0.10) % 0.50% 0.74% 0.59% 1.18 % Add: Provision for non-PCD acquired loans (3) 0.65% 0.00% 0.00% 0.00% 0.00% (Income) losses from investments held in rabbi trusts (3) (0.06) % (0.03) % (0.08) % (0.09) % 0.03 % Losses on sales of securities available for sale, net (3) 0.00% 0.14% 0.00% 0.00% 0.00 % Losses (gains) on sales of other assets (3) 0.05% 0.00% 0.00% 0.00% 0.00 % Rabbi trust employee benefit expense (income) (3) 0.02% 0.02% 0.03% 0.03% (0.01) % Merger and acquisition expenses (3) 0.44% 0.07% 0.03% 0.03% 0.07 % Less: net tax benefit (expense) associated with non-GAAP adjustments (2) (3) 0.21% 0.00% 0.00% 0.25% 0.30 % Operating return on average assets (non-GAAP) (3) 0.79% 0.70% 0.72% 0.31% 0.97 % Return on average shareholders' equity (3) (0.70) % 3.62% 5.23% 4.66% 9.91 % Add: Provision for non-PCD acquired loans (3) 4.61% 0.00% 0.00% 0.00% 0.00% (Income) losses from investments held in rabbi trusts (3) (0.41) % (0.24) % (0.58) % (0.73) % 0.24 % Losses on sales of securities available for sale, net (3) 0.00% 1.04% 0.00% 0.00% 0.00 % Losses (gains) on sales of other assets (3) 0.34% 0.00% 0.00% 0.00% 0.00 % Rabbi trust employee benefit expense (income) (3) 0.15% 0.13% 0.24% 0.26% (0.09) % Merger and acquisition expenses (3) 3.11% 0.51% 0.25% 0.28% 0.57 % Less: net tax benefit (expense) associated with non-GAAP adjustments (2) (3) 1.50% 0.03% (0.03) % 1.96% 2.49 % Operating return on average shareholders' equity (non-GAAP) (3) 5.60% 5.03% 5.17% 2.51% 8.14% (1) Average assets, average goodwill and other intangibles, and average tangible shareholders' equity components for the three months ended Sep 30, 2023 and Dec 31, 2023 presented in this section include discontinued operations. (2) The net tax benefit (expense) associated with these items is generally determined by assessing whether each item is included or excluded from net taxable income and applying our combined statutory tax rate only to those items included in net taxable income. The net tax benefit for the three months ended December 31, 2023 was primarily due to the tax benefit from state tax strategies associated with the utilization of capital losses as a result of the sale of securities in the first quarter of 2023. Upon the sale of securities in the first quarter of 2023, we established a valuation allowance of $17.4 million, as it was determined at that time that it was not more-likely-than-not that the entirety of the deferred tax asset related to the loss on such securities would be realized. Included in that $17.4 million was $2.8 million in expected lost state tax benefits. Following the execution of the sale of our insurance agency business in October 2023 and the resulting capital gain, coupled with tax planning strategies, a state tax benefit of $13.6 million was realized on the security sale losses. (3) Presented on an annualized basis.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 29 Appendix A: Reconciliation of non-GAAP earnings metrics (3 of 3)(1) As of and for the Three Months Ended (Unaudited, dollars in thousands) Sep 30, 2024 Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Tangible net income Net (loss) income (GAAP) $ (6,188) $ 26,331 $ 38,647 $ 31,509 $ 63,464 Add: Amortization of intangible assets $ 6,210 $ 504 $ 504 $ 505 $ 504 Less: Tax effect of amortization of intangible assets (4) $ 1,720 $ 140 $ 140 $ 140 $ 142 Tangible net (loss) income (non-GAAP) (5) $ (1,698) $ 26,695 $ 39,011 $ 31,874 $ 63,826 Average tangible shareholders' equity: Average total shareholders' equity (GAAP) $ 3,526,294 $ 2,928,101 $ 2,970,759 $ 2,682,600 $ 2,539,806 Less: Average goodwill and other intangibles 974,546 565,523 566,027 597,234 658,591 Average tangible shareholders' equity (non-GAAP) $ 2,551,748 $ 2,362,578 $ 2,404,732 $ 2,085,366 $ 1,881,215 Return on average tangible shareholders' equity (non-GAAP) (3) (5) (0.26) % 4.54% 6.52% 6.06% 13.46 % Add: Provision for non-PCD acquired loans (3) 6.38% — % — % — % — % (Income) losses from investments held in rabbi trusts (3) (0.56) % (0.30) % (0.72) % (0.95) % 0.32 % Losses on sales of securities available for sale, net (3) — % 1.29% — % — % — % Losses (gains) on sales of other assets (3) 0.46% — % — % — % — % Rabbi trust employee benefit expense (income) (3) 0.21% 0.16% 0.29% 0.33% (0.12) % Merger and acquisition expenses (3) 4.30% 0.63% 0.30% 0.35% 0.77 % Less: net tax benefit (expense) associated with non-GAAP adjustments (2) (3) 2.08% 0.04% (0.03) % 2.52% 3.36 % Operating return on average tangible shareholders' equity (non-GAAP) (3) (5) 8.45% 6.28% 6.42% 3.27% 11.07% (1) Average assets, average goodwill and other intangibles, and average tangible shareholders' equity components for the three months ended Sep 30, 2023 and Dec 31, 2023 presented in this section include discontinued operations. (2) The net tax benefit (expense) associated with these items is generally determined by assessing whether each item is included or excluded from net taxable income and applying our combined statutory tax rate only to those items included in net taxable income. The net tax benefit for the three months ended December 31, 2023 was primarily due to the tax benefit from state tax strategies associated with the utilization of capital losses as a result of the sale of securities in the first quarter of 2023. Upon the sale of securities in the first quarter of 2023, we established a valuation allowance of $17.4 million, as it was determined at that time that it was not more-likely-than-not that the entirety of the deferred tax asset related to the loss on such securities would be realized. Included in that $17.4 million was $2.8 million in expected lost state tax benefits. Following the execution of the sale of our insurance agency business in October 2023 and the resulting capital gain, coupled with tax planning strategies, a state tax benefit of $13.6 million was realized on the security sale losses. (3) Presented on an annualized basis. (4) The tax effect of amortization of intangible assets is calculated using the Company's combined statutory tax rate of 27.7% for the three months ended Dec 31, 2023 and the following periods, and 28.23% for the three months ended Sep 30, 2023. (5) The tangible net income (loss), return on average tangible shareholders' equity ratio and operating return on average tangible shareholders' equity ratio exclude the amortization of intangible assets, net of tax.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 30 Appendix B: Reconciliation of non-GAAP operating revenues and expenses Three Months Ended (Unaudited, dollars in thousands) Sep 30, 2024 Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Net interest income (GAAP) $ 169,855 $ 128,649 $ 129,900 $ 133,307 $ 137,205 Add: Tax-equivalent adjustment (non-GAAP) (1) 4,792 4,553 4,483 4,483 4,376 Fully-taxable equivalent net interest income (non-GAAP) $ 174,647 $ 133,202 $ 134,383 $ 137,790 $ 141,581 Noninterest income (GAAP) $ 33,528 $ 25,348 $ 27,692 $ 26,739 $ 19,157 Less: Income (losses) from investments held in rabbi trusts 3,591 1,761 4,318 4,969 (1,523) Losses on sales of securities available for sale, net — (7,557) — — — (Losses) gains on sales of other assets (2,970) (2) — — 2 Noninterest income on an operating basis (non-GAAP) $ 32,907 $ 31,146 $ 23,374 $ 21,770 $ 20,678 Noninterest expense (GAAP) $ 159,753 $ 109,869 $ 101,202 $ 121,029 $ 101,748 Less: Rabbi trust employee benefit expense (income) 1,326 930 1,746 1,740 (586) Merger and acquisition expenses 27,577 3,684 1,816 1,865 3,630 Noninterest expense on an operating basis (non-GAAP) $ 130,850 $ 105,255 $ 97,640 $ 117,424 $ 98,704 Less: Amortization of intangible assets $ 6,210 $ 504 $ 504 $ 505 $ 504 Noninterest expense for calculating the operating efficiency ratio (non-GAAP) (2) $ 124,640 $ 104,751 $ 97,136 $ 116,919 $ 98,200 Total revenue (GAAP) $ 203,383 $ 153,997 $ 157,592 $ 160,046 $ 156,362 Total operating revenue (non-GAAP) $ 207,554 $ 164,348 $ 157,757 $ 159,560 $ 162,259 Efficiency ratio (GAAP) 78.5% 71.3% 64.2% 75.6% 65.1 % Operating efficiency ratio (non-GAAP) (2) 60.1% 63.7% 61.6% 73.3% 60.5% (1) Interest income on tax-exempt loans and investment securities has been adjusted to a FTE basis using a marginal tax rate of 21.8%, 21.7%, 21.7%, 21.9%, and 21.7% for the three months ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023, and September 30, 2023, respectively. (2) The operating efficiency ratio excludes, in addition to the adjustments made to operating net income, the amortization of intangible assets. This measure is used by the Company when analyzing corporate performance and the Company believes that investors may find it useful.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 31 Appendix C: Reconciliation of non-GAAP capital metrics As of Sep 30, 2024 Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 (Unaudited, dollars in thousands, except per-share data) Tangible shareholders' equity: Total shareholders' equity (GAAP) $ 3,671,138 $ 2,967,473 $ 2,952,831 $ 2,974,855 $ 2,446,553 Less: Goodwill and other intangibles (1) 1,057,509 565,196 565,701 566,205 657,824 Tangible shareholders' equity (non-GAAP) 2,613,629 2,402,277 2,387,130 2,408,650 1,788,729 Tangible assets: Total assets (GAAP) 25,507,187 21,044,169 21,174,804 21,133,278 21,146,292 Less: Goodwill and other intangibles (1) 1,057,509 565,196 565,701 566,205 657,824 Tangible assets (non-GAAP) $ 24,449,678 $ 20,478,973 $ 20,609,103 $ 20,567,073 $ 20,488,468 Shareholders' equity to assets ratio (GAAP) 14.4% 14.1% 13.9% 14.1% 11.6 % Tangible shareholders' equity to tangible assets ratio (non-GAAP) 10.7% 11.7% 11.6% 11.7% 8.7 % Common shares outstanding 214,802,602 176,687,829 176,631,477 176,426,993 176,376,675 Book value per share (GAAP) $ 17.09 $ 16.80 $ 16.72 $ 16.86 $ 13.87 Tangible book value per share (non-GAAP) $ 12.17 $ 13.60 $ 13.51 $ 13.65 $ 10.14 (1) Includes goodwill and other intangible assets of discontinued operations as of September 30, 2023.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 32 Appendix D: Cambridge merger-related charges As of and for the Three Months Ended (Unaudited, dollars in thousands) Sep 30, 2024 Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Noninterest income components: Other (1) $ (2,969) $ — $ — $ — $ — Total noninterest income $ (2,969) $ — $ — $ — $ — Noninterest expense components: Salaries and employee benefits $ 13,147 $ 383 $ 3 $ 5 $ — Office occupancy and equipment 2,630 11 6 2 — Data processing 1,384 2,249 865 1,357 — Professional services 5,490 944 787 450 3,630 Other 4,926 97 155 51 — Total noninterest expense $ 27,577 $ 3,684 $ 1,816 $ 1,865 $ 3,630 Total merger-related charges $ 30,546 $ 3,684 $ 1,816 $ 1,865 $ 3,630 (1) Disposal of acquired fixed assets.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 33 Appendix E: Organic loan & deposit growth As of Organic Growth From: Sep 30, 2024 Jun 30, 2024 Cambridge Trust Acquired Balance (1) Jun 30, 2024 (Unaudited, dollars in thousands) △ $ △ % Loans: Commercial and industrial 3,340,029 3,084,186 339,581 (83,738) (2.4) % Commercial real estate 7,174,861 5,440,411 1,692,705 41,745 0.6 % Commercial construction 513,519 447,157 141,420 (75,058) (12.8) % Business banking 1,321,179 1,108,163 120,454 92,562 7.5 % Total commercial loans 12,349,588 10,079,917 2,294,160 (24,489) (0.2) % Residential real estate 4,080,736 2,562,808 1,528,534 (10,606) (0.3) % Consumer home equity 1,361,971 1,254,105 87,785 20,081 1.5 % Other consumer 271,831 248,690 24,196 (1,055) (0.4) % Total loans 18,064,126 14,145,520 3,934,675 (16,069) (0.1) % Deposits: Demand 5,856,171 4,808,938 979,895 67,338 1.2 % Interest checking accounts 4,562,226 3,532,811 1,149,097 (119,682) (2.6) % Savings accounts 1,681,093 1,238,009 471,340 (28,256) (1.7) % Money market investment 5,572,277 5,014,900 854,614 (297,237) (5.1) % Certificates of deposit 3,545,087 2,943,151 418,771 183,165 5.4 % Total deposits 21,216,854 17,537,809 3,873,717 (194,672) (0.9) % (1) For loans, represents the unpaid principal balance of Cambridge acquired loans at time of merger. For deposits, represents the book value of Cambridge acquired deposits at time of merger, except for time deposits which are shown at fair value.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 34 Appendix F: Tangible shareholders' equity roll forward As of Change from Sep 30, 2024 Jun 30, 2024 Jun 30, 2024 (Unaudited, dollars in thousands, except per-share data) Common stock $ 2,150 $ 1,770 $ 380 Additional paid in capital 2,246,134 1,673,722 572,412 Unallocated ESOP common stock (129,077) (130,295) 1,218 Retained earnings 2,048,042 2,076,566 (28,524) AOCI, net of tax - available for sale securities (490,698) (612,196) 121,498 AOCI, net of tax - pension 5,914 6,430 (516) AOCI, net of tax - cash flow hedge (11,327) (48,524) 37,197 Total shareholders' equity: $ 3,671,138 $ 2,967,473 $ 703,665 Less: Goodwill and other intangibles 1,057,509 565,196 492,313 Tangible shareholders' equity (non-GAAP) $ 2,613,629 $ 2,402,277 $ 211,352 Common shares outstanding 214,802,602 176,687,829 38,114,773 Per share: Common stock $ 0.01 $ 0.01 $ — Additional paid in capital 10.46 9.47 0.98 Unallocated ESOP common stock (0.60) (0.74) 0.14 Retained earnings 9.53 11.75 (2.22) AOCI, net of tax - available for sale securities (2.28) (3.46) 1.18 AOCI, net of tax - pension 0.03 0.04 (0.01) AOCI, net of tax - cash flow hedge (0.05) (0.27) 0.22 Total shareholders' equity: $ 17.09 $ 16.80 $ 0.30 Less: Goodwill and other intangibles 4.92 3.20 1.72 Tangible shareholders' equity (non-GAAP) $ 12.17 $ 13.60 $ (1.43)